EXHIBIT 99.1

FORBEARANCE AGREEMENT

This Forbearance Agreement (“Agreement”) is made as of October 27, 2003, by and among WOODWORKERS WAREHOUSE, INC., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“BA” or, in its capacity as agent, the “Agent”).

R E C I T A L S:

A.    Reference is made to that certain Second Amended and Restated Loan and Security Agreement dated as of October 29, 2001 among Borrower, Lenders and Agent and the following amendments thereto: Amendment No. 1, dated as of April 1, 2002, among Borrower, Lenders and Agent; Amendment No. 2, dated as of August 21, 2002, among Borrower, Lenders and Agent; Amendment No. 3, dated as of October 8, 2002, among Borrower, Lenders and Agent; Amendment No. 4, dated as of February 28, 2003, among Borrower, Lenders and Agent; and Amendment No. 5, dated as of August 11, 2003, among Borrower, Lenders and Agent (collectively, the “Loan Agreement”), pursuant to which the Lenders provided to the Borrower a revolving credit facility in the original maximum principal amount of $30,000,000.00.

B.    An Event of Default, as defined in the Loan Agreement, has occurred and is continuing pursuant to Section 12.1(c) of the Loan Agreement of the financial covenant set forth in Section 10.26 of the Loan Agreement with respect to the fiscal quarter ended August 30, 2003 (hereinafter, the foregoing identified Event of Default shall sometimes be referred to as the “Existing Default”).

C     The Borrower acknowledges that the Existing Default has occurred and is continuing.

D.    The Borrower has requested that the Agent and the Lenders enter into this Forbearance Agreement, and the Agent and the Lenders are willing to enter into this Forbearance Agreement, but only upon the terms and conditions hereinafter set forth.

NOW THEREFORE in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Definitions. All capitalized terms used but not defined in this Forbearance Agreement shall have the meanings ascribed thereto in the Loan Agreement.

2.	Affirmation of Recitals. The recitals set forth above are true and correct and incorporated herein by reference.

3.	Acknowledgment of Indebtedness and Default. The Borrower acknowledges that the Existing Default, which is material, has occurred under the Loan Documents. The Borrower acknowledges that except as provided herein, all obligations of the Borrower to the Lenders arising under the Loan Documents and presently outstanding are immediately due and payable, without defense, counterclaim or set-off, and that, except as otherwise provided herein, the Lenders have no obligation to continue making loans or advances to the Borrower under the Loan Documents. The Obligations (the “Obligations”) of the Borrower to the Lenders include without limitation all obligations arising hereunder, under any Loan Document or under any other agreement, document or instrument or otherwise relating to or arising in connection with or under the transactions contemplated hereby or by any of the Loan Documents and including, without limitation, as of October 27, 2003, (i) $14,565,990.08 in principal plus all accrued interest on the Revolving Loans, as well as (ii) outstanding obligations relating to Letters of Credit in the amount of $15,200.00, and the Agent’s and Lenders’ expenses, including, without limitation in accordance with Section 17.10 of the Loan Agreement, attorneys’ fees and expenses and all other obligations and liabilities arising hereafter or incurred due to the Agent or Lenders by the Borrower or under any Loan Document.

4.	The Agent’s and Lenders’ Forbearance; Revolving Loan Funding. Provided that no Event of Termination (as defined herein) occurs under this Forbearance Agreement and that no Event of Default, as defined under any Loan Document (other than the Existing Default), occurs under any of the Loan Documents, the Agent and the Lenders agree, subject to the terms and conditions set forth in this Forbearance Agreement, including without limitation, the provisions of Section 8 hereof, not to exercise any of their remedies under the Loan Documents, or remedies otherwise available to the Agent or the Lenders to collect the Obligations hereunder or under the Loan Documents or applicable law for the period (the “Forbearance Period”) from the date hereof through and including December 20, 2003 (the “Forbearance Date”). Provided that no Event of Funding Termination (as defined herein) occurs under this Forbearance Agreement, the Lenders agree during the Forbearance Period, subject to the terms and conditions set forth in this Forbearance Agreement, including without limitation, the provisions of Section 8 hereof, and in the Loan Documents, (a) to make Revolving Loans to the Borrower as provided in the Loan Agreement, provided however, that in connection with this Forbearance Agreement, the Loan Agreement is hereby further amended as set forth in Section 5 hereof.

5.	Amendment to Loan Agreement. The “provided, however” clause at the end of the definition of “Borrowing Base” in Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following proviso clause:

“provided, however, that (w) on October 31, 2003, the advance-rate percentages set forth in clauses (ii)(a) and (b) above of this definition shall be reduced by one percent (i.e., one percentage point), (x) on November 30, 2003, the advance-rate percentages set forth in clauses (ii)(a) and (b) above of this definition shall be reduced by an additional one percent (i.e., one percentage point), (y) on December 15, 2003, the advance-rate percentages set forth in clauses (ii)(a) and (b) above of this definition shall be reduced by an additional one percent (i.e., one percentage point) and (z) on December 31, 2003, the advance-rate percentages set forth in clauses (ii)(a) and (b) above of this definition shall be reduced by an additional one percent (i.e., one percentage point).”

Notwithstanding anything in this Forbearance Agreement to the contrary, this Section 5 amending the Loan Agreement shall survive the termination of this Forbearance Agreement.

6.	Interest Rates. The Borrower acknowledges and agrees that interest shall continue to accrue on all Obligations outstanding under the Loan Agreement at a rate of interest set forth in, and in accordance with the provisions of Section 3 of the Loan Agreement. After the Forbearance Date or after an Event of Funding Termination occurs as defined in this Forbearance Agreement, interest shall accrue at a rate per annum equal to the default rate of interest under Section 3.1(b) of the Loan Agreement.

7.	Intentionally Omitted.

8.	The Borrower’s Agreements and Obligations. Without any prejudice or impairment whatsoever to any of the Agent’s and Lenders’ rights and remedies contained in the Loan Documents, Borrower covenants and agrees with the Agent and Lenders as follows:

(a)    In consideration of the Agent and the Lenders entering into this Forbearance Agreement, the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, a fee equal to $10,000.00 on the date hereof.

(b)    Borrower shall, on or before November 7, 2003, provide an executed copy of a commitment letter (the “Commitment Letter”) from a new lender (the “New Lender”) to the Borrower or any successor of the

Borrower pursuant to the Merger Agreement (as defined below), which Commitment Letter shall provide by its terms that the New Lender will refinance the indebtedness of the Borrower and pay to the Agent and the Lenders an amount equal to 100% of the Obligations (the “Full Payoff Amount”); provided, further, it shall be an Event of Default if the Commitment Letter shall provide, in the sole reasonable discretion of the Agent, that the amount financed therein shall be less than the Full Payoff Amount. The Commitment Letter and all amendments thereto shall promptly be provided to Agent and the Lenders.

(c)  Borrower shall, on or before November 15, 2003, provide an executed definitive merger agreement between Borrower and a strategic investor previously made known to Agent (the “Strategic Investor”) in form and content reasonably satisfactory to the Agent and the Lenders (the “Merger Agreement”)

(d)  Borrower shall, on or before November 21, 2003, provide evidence satisfactory to Lender in its sole reasonable discretion, that the Strategic Investor has filed with the Securities and Exchange Commission, a Tender Offer Statement on Schedule TO in accordance with Rule 14d-3 under the Securities Exchange Act of 1934, as amended (together, with any amendments or supplements thereto, the “Schedule TO”).

(e)  Borrower shall, within 10 business days of the filing of the Schedule TO by the Strategic Investor, provide evidence satisfactory to Lender in its sole reasonable discretion, that Borrower has filed with the Securities and Exchange Commission, a Solicitation/Recommendation Statement on Schedule 14D-9 in accordance with Rule 14e-2 under the Securities Exchange Act of 1934, as amended (together, with any amendments or supplements thereto, the “Schedule 14D-9”).

(f)  Borrower shall, on or before December 20, 2003, close the transactions contemplated by the Commitment Letter, Merger Agreement, Schedule TO and Schedule 14D-9 so that Agent and Lenders shall have received the Full Payoff Amount.

(g)  The Borrower acknowledges and agrees that this Forbearance Agreement is a Loan Document.

9.	Events of Termination. An Event of Termination shall mean the occurrence of any one or more of the following (each an “Event of Termination”):

(a)  any Event of Default (as defined in any Loan Document) occurs for a failure to make a payment of principal, interest, fees or premiums on any of the Obligations when due;

(b)  the failure of the Borrower to make any payment to the Agent or any Lender when and as required by the Loan Agreement, this Forbearance Agreement or any other Loan Document;

(c)  the untruth of any representation or warranty contained in this Forbearance Agreement, or the existence of a misrepresentation of fact or fraud contained in any certificate, document or information heretofore or hereafter submitted or communicated (with the exception of the Existing Default) to the Agent or the Lenders pursuant to or in support of this Forbearance Agreement;

(d)  breach or violation of any term, covenant, agreement, obligation or condition contained in this Forbearance Agreement (the occurrence of an event described in this item (d) or the occurrence of an event described in any of items (a), (b) or (c) above shall constitute an “Event of Funding Termination” for purposes of Section 4 of this Forbearance Agreement);

(e)  any other creditor or holder of any Debt of the Borrower or institutes or commences any action against it to collect any Debt or obligation exceeding $250,000 (or the Borrower confesses judgment in favor of any such creditor or holder for such amount) or takes any action to realize upon any collateral securing such Debt or obligation;

(f)  The Commitment Letter shall cease to be in full force and effect, or cease to be in form and substance acceptable to Agent and Lenders, in their sole and absolute reasonable discretion;

(g)  The Merger Agreement, Schedule TO or the Schedule 14D-9 shall cease to be in full force and effect after the execution and/or filing thereof;

(h)  The commencement of litigation or legal proceedings by the Borrower or any Subsidiary against the Agent, Lenders or any of their affiliates in respect of the Loan Documents;

(i)  The initiation of any federal or state bankruptcy, insolvency or similar proceeding by or against the Borrower or any Subsidiary.

10.	Release; No Discharge. As additional consideration for the Agent’s and the Lenders’ entering into this Forbearance Agreement, the Borrower hereby fully and unconditionally releases and forever discharges the Agent and the Lenders, their agents, employers, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the “Released Parties”) of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower may now have or claim to have against the Agent or any Lender or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon this Forbearance Agreement or the Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Obligations or any of the Loan Documents. The obligations of the Borrower under the Loan Documents and this Forbearance Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

(a)	any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Forbearance Agreement, any Loan Document, any document relating to or evidencing any of the Agent’s or Lenders’ Liens or applicable law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

(b)	any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower as a matter of law, other than payment in full of all Obligations, including but not limited to all obligations under the Loan Documents and this Forbearance Agreement.

11.	Termination. On the Termination Date, which means the date which is the earlier of the Forbearance Date or the date any Event of Termination occurs under this Forbearance Agreement, the Agent and the Lenders may in their sole and absolute discretion (i) end their forbearance without notice or demand of any kind or nature whatsoever or (ii) pursue any remedy available to them. On the Funding Termination Date, which means the date which is the earlier of the Forbearance Date or the date any Event of Funding Termination occurs under this Forbearance Agreement, the Agent and the Lenders shall have no obligation to make any advances, loans or extensions of credit on their Commitments to the Borrower.

12.	Construction. This Forbearance Agreement shall not be construed more strictly against the Agent or any Lender merely by virtue of the fact that this Forbearance Agreement may have been or has been prepared by the Agent, the Lenders or their counsel, it being recognized that the Borrower has contributed substantially and materially to the preparation of this Forbearance Agreement. The Borrower acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto for entering into this Forbearance Agreement. All of the Collateral shall remain in all respects subject to the Lien of the applicable Security Agreement, and the Trademark Security Agreement, and nothing herein contained and nothing done pursuant hereto shall affect the Lien of any such Loan Documents or the priority thereof. Nothing in this Forbearance Agreement shall be intended or construed to hold the Agent or any Lender liable or responsible for any expenses, disbursements, liability or obligation of any kind or nature whatsoever of the Borrower.

13.	Entire Agreement. The Borrower acknowledges that there are no other agreements, representations, either or oral or written, expressed or implied, not embodied in this Forbearance Agreement and the Loan Documents, which, together, represent a complete integration of all prior and contemporaneous agreements and understandings of the Borrower, the Agent and the Lenders. The Borrower hereby acknowledges and agrees that the Loan Documents are in full force and effect and that, subject to the terms hereof, the provisions of the Loan Documents are hereby ratified and confirmed.

14.	The Borrower Remains in Control. The Borrower acknowledges that it remains in control of its business and affairs and that it determines the respective business plans for, and employment, management and operating directions and decisions for its business and affairs.

15.	Time is of the Essence. Time shall be of the strictest essence in the performance of each and every one of the Borrower’s obligations hereunder and under the Loan Documents, including without limitation, the obligations to make payments to the Agent and Lenders, to furnish information to the Agent and the Lenders and to comply with all reporting requirements.

16.	No Waiver of Rights Under Loan Documents. Any negotiation heretofore or hereafter and any action undertaken pursuant to this Forbearance Agreement or any Loan Document or during the Forbearance Period shall not constitute a waiver of the Agent’s or any Lender’s rights or remedies under the Loan Documents or this Forbearance Agreement or prejudice the Agent’s or any Lender’s rights under the Loan Documents or this Forbearance Agreement except to the extent specifically set forth herein. No party shall be bound by any oral agreement, and no rights or liabilities, either expressed or implied, shall arise on the part of any party, or any third party, until and unless the agreement on any given issue has been reduced to a written agreement executed in accordance with the provisions of the Loan Agreement. Furthermore, the parties agree that this Forbearance Agreement may be amended, replaced or supplemented only by a written agreement executed in accordance with the provisions of the Loan Agreement.

17.	Voluntary Agreement; Indemnity.

(a)	The Borrower represents and warrants that it is represented by legal counsel of its choice and that its counsel has had the opportunity to review this Forbearance Agreement, that it is fully aware of the terms contained herein and that it has voluntarily and without coercion or duress of any kind or nature whatsoever entered into this Forbearance Agreement. The provisions of this Forbearance Agreement shall survive the execution and delivery of this Forbearance Agreement.

(b)	The Borrower agrees to indemnify the Agent and the Lenders and hold each of the Agent and Lenders harmless in respect of any and all claims, liabilities, damages and expenses (including, without limitation reasonable attorneys’ fees and expenses) asserted by any person whatsoever or incurred by the Agent or any Lender arising in connection with the Loan Documents or this Forbearance Agreement; provided, however, that Borrower shall have no obligation to indemnify the Agent or any Lender in respect of claims, liabilities, damages and expenses that are the result of the gross negligence or willful misconduct of the Agent or such Lender (as the case may be). This indemnity agreement shall survive the termination of this Forbearance Agreement, the Loan Documents and the consummation of the transactions contemplated hereby.

18.	Counterparts. This Forbearance Agreement may be executed in one or more counterparts and by facsimile, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each party executing this Forbearance Agreement represents that such party has the full authority and legal power to do so.

19.	Certifications. The Borrower shall furnish to the Agent, within 10 days of its execution and delivery of this Forbearance Agreement, a certified copy of the resolutions adopted by its board of directors or governing body authorizing the Borrower to execute, deliver and perform its respective obligations under this Forbearance Agreement and the incumbency of the officers authorized to execute and deliver the Forbearance Agreement on behalf of the Borrower, together with the true signature of such officer(s).

20.	No Waiver of Remedies. The Agent and each Lender expressly reserves any and all rights and remedies available to it under this Forbearance Agreement, the Loan Documents (as modified by this Forbearance Agreement), any other agreement or at law or in equity or otherwise. No failure to exercise, or delay by the Agent or any Lender in exercising, any right, power or privilege hereunder or under any Loan Document shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Forbearance Agreement and the Loan Documents are cumulative and not exhaustive of each other or of any right or remedy provided by law or equity or otherwise. No notice to or demand upon the Borrower in any instance shall, in itself, entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Agent or any Lender to any other or further action in any circumstance without notice or demand.

21.	No Commitment. Except as expressly provided herein, this Forbearance Agreement is not intended as a commitment by the Agent or the Lenders to modify the Loan Documents in any respect or otherwise and the Agent and the Lenders hereby specifically confirm that they make no such commitment and specifically advises that no action should be taken by the Borrower based upon any understanding that such a commitment exists or on any expectation that any such commitment will be made in the future.

22.	No Third Party Beneficiaries. By execution of this Forbearance, the Agent and the Lenders do not intend to assume and are not hereby assuming any obligation to any third party. No third party shall be or shall be deemed a beneficiary of this Forbearance Agreement.

23.	Governing Law and Binding Effect. This Forbearance Agreement shall be deemed to be a contract under the Laws of the State of New York for all purposes shall be governed by and construed and enforced in accordance with the Laws of the State of New York, without regard to its conflict of laws principles. This Forbearance Agreement shall be binding upon and shall inure to the benefit of the Borrower, the Agent, the Lenders and their respective successors and assigns; provided, however, that the Borrower may not assign any of its rights or duties hereunder (other than pursuant to the Merger Agreement) without the prior written consent of the Agent and the Lenders.

24.	LIMITATION ON DAMAGES. NEITHER THE AGENT NOR ANY LENDER NOR ANY AGENT OR ATTORNEY FOR OR OF THE AGENT OR ANY LENDER SHALL BE LIABLE TO THE BORROWER FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS, AS DEFINED IN THIS FORBEARANCE AGREEMENT, OR THIS FORBEARANCE AGREEMENT OR ANY LOAN DOCUMENT OR THE ACTION OR INACTION OF THE AGENT, ANY LENDER, OR THE BORROWER UNDER THIS FORBEARANCE AGREEMENT OR ANY LOAN DOCUMENT OR OTHERWISE.

25.	WAIVER OF RIGHT TO TRIAL BY JURY. THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY

IN ANY ACTION OR PROCEEDING OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON, RELATING TO OR ARISING UNDER THIS FORBEARANCE AGREEMENT, ANY LOAN DOCUMENT OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ANY TRANSACTION RELATED HERETO OR THERETO OR THE SUBJECT MATTER HEREOF OR THEREOF, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS FORBEARANCE AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT OR OFFICIAL BODY AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY THE BORROWER AND IT ACKNOWLEDGES THAT NONE OF THE AGENT, THE LENDERS NOR ANY PERSON ACTING ON BEHALF OF ANY OF THEM HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT, LAW OR OTHERWISE TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS FORBEARANCE AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE BORROWER FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING OF THIS WAIVER PROVISION.

26.	CONSENT TO JURISDICTION. The Borrower agrees that, in addition to any other courts that may have jurisdiction under applicable laws, any action or proceeding to enforce or arising out of this Forbearance Agreement or any of the other Loan Documents may be commenced in the Supreme Court of the State of New York for New York County, or in the United States District Court for the Southern District of New York, and the Borrower consents and submits in advance to such jurisdiction and agrees that venue will be proper in such courts on any such matter. The Borrower hereby waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Borrower. Should Borrower fail to appear or answer any summons, complaint, process or papers so served within 30 days after the mailing or other service thereof, Borrower shall be deemed in default and an order or judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The choice of forum set forth in this section shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Agreement to enforce the same, in any appropriate jurisdiction.

27.	Expenses. The Borrower agrees to reimburse the Agent and the Lenders for all costs and expenses (including, without limitation, all fees and expenses of counsel or accountants with whom the Agent or any Lender may consult and all expenses and costs of litigation or preparation therefor) in connection with:

(a)	this Forbearance Agreement, any amendments, supplements, waivers, replacements, modifications or consents to this Forbearance Agreement, any Loan Document, or any document relating to or evidencing any of Liens of the Agent or the Lenders; and

(b)	the enforcement, protection or preservation of Agent’s or Lenders’ rights or remedies under any of this Forbearance Agreement, any Loan Document, or under any agreement, document or instrument relating to or evidencing any of the Liens of any Agent or Lender or under any Lien securing any Obligation.

The Borrower directs and authorizes the Agent and Lenders to debit automatically from any account of the Borrower maintained at the Agent or any Lender the amount of all such costs and expenses.

28.	Further Assurances. The Borrower will from time to time, make, do exercise and acknowledge, as requested by the Agent from time to time, such further agreements, certificates, documents, instruments, acts, deeds, conveyances, mortgages, security agreements, financing statements, continuation statements and other assurances as may be required or requested for the purpose of effectuating the intent hereof and of the Loan Documents.

29.	Intentionally Omitted.

30.	Authority. As a material inducement to the Agent and the Lenders to enter into this Forbearance Agreement, the Borrower hereby represents and warrants to the Agent and the Lenders that:

(a)  the Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is organized;

(b)  the Borrower has all the power and authority to execute, deliver and perform this Forbearance Agreement;

(c)  there are no material actions, suits, or proceedings pending, or to the best of the Borrower’s knowledge, threatened against or affecting the Borrower or the Collateral in any court or before or by any governmental instrumentality, whether federal, state, county or municipality; and

(d)  the consummation of the transactions herein contemplated and the performance or observance of the Borrower’s obligations under the Loan Documents (as modified hereby), this Forbearance Agreement and the transactions required or contemplated herein to which the Borrower is a party:

  (i)  have been duly authorized by all necessary action on the part of the Borrower;

 (ii)  will not conflict with or result in a breach of or default under any injunction, or decree of any court or governmental instrumentality, or any forbearance agreement or instrument to which any of the Borrower is now a party or is subject; and

(iii)  will not (except to the extent provided in this Forbearance Agreement) result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of the Borrower pursuant to the terms of any such forbearance agreement or instrument.

(e) To the extent any consent, approval, order, or authorization or registration, declaration, or filing with any governmental authority or other person or legal entity is required in connection with the valid execution and delivery of this Forbearance Agreement or the carrying out or performance of any of the transactions required or contemplated by this Forbearance Agreement, all such consents, approvals, orders or authorizations shall have been obtained or all such registrations, declarations, or filings shall have been accomplished prior to the date hereof.

31.	Intentionally Omitted.

32.	Miscellaneous. This Forbearance Agreement is made for the sole benefit and protection of the Agent, the Lenders, the Borrower and their respective successors and assigns. No other persons shall have any rights whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in Section 17.1 of the Loan Agreement. If any provision of this Forbearance Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment. All representations and warranties of the Borrower contained herein or made in connection herewith or in connection with any Loan Document shall survive the making of and shall not be waived by the execution and delivery of this Forbearance Agreement, any investigation by the Agent or Lenders or any other event or condition whatsoever. All obligations of the Borrower to make payments to the Agent or the Lenders shall survive the termination of all obligations of the Borrower hereunder and under the Loan Documents (unless the Full Payoff Amount has been paid under the Loan Documents), and shall not be affected by reason of an invalidity, illegality or irregularity of this Forbearance Agreement or any Loan Document. The covenants and agreements contained in or given pursuant to this Forbearance Agreement or under any Loan Document (as modified by this Forbearance Agreement) shall continue in force until the payment in full and the discharge of all Obligations of the Borrower. Unless the context of this Forbearance Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and “or” has the inclusive meaning represented by the phrase “and/or”. The words “hereof, “herein”, “hereunder”, and similar terms in this Forbearance Agreement refer to this Forbearance Agreement as a whole and not to any particular provision of this Forbearance Agreement. The section and other headings contained in this Forbearance Agreement are for reference purposes only and shall not control or affect the construction of this Forbearance Agreement or the interpretation thereof in any respect. Section and subsection references are to this Forbearance Agreement unless otherwise specified.

33.	Execution and Return of Forbearance Agreement. If this Forbearance Agreement has not been signed by the Borrower and returned to the Agent by October 28, 2003, the Agent and the Lenders shall have no obligations hereunder and this Forbearance Agreement, automatically, without notice or demand of any kind whatsoever, shall be void and of no force and effect whatsoever. Subject to the other requirements set forth herein, this Forbearance Agreement shall become effective and enforceable upon the receipt by the Agent of the signature of the Borrower as required herein and the signatures of the Lenders. Time is of the strictest essence.

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

“BORROWER”

WOODWORKERS WAREHOUSE, INC.

By:	/s/ Rick C Welker

Name: Rick C. Welker Title: Vice President & CFO

“AGENT”

BANK OF AMERICA, N.A.

as the Agent

By:	/s/ William J. Wilson

Name: William J. Wilson Title: Vice President

“LENDERS”

BANK OF AMERICA, N.A.

as a Lender

By:	/s/ William J. Wilson

Name: William J. Wilson Title: Vice President

FOOTHILL CAPITAL CORPORATION

By:	/s/ Michael P. Baranowski

Name: Michael P. Baranowski Title: Vice President

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:	/s/ Christopher J. Norrito

Name: Christopher J. Norrito Title: VP – Region Credit Manager